SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[X] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Mutual Funds Trust

(Name of Registrant as Specified in Its Charter)

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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[  ]   Fee paid previously with preliminary materials.

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[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of  its filing.

(1)   Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement no.:

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(3)   Filing Party:

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(4)   Date Filed:

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Eaton Vance Tax-Managed International Equity Fund

IMPORTANT REMINDER:

 PLEASE VOTE YOUR SHARES BEFORE AUGUST 17, 2012

Dear Shareholder:

We recently mailed you proxy materials relating to proposals to be voted on at a Special Meeting of Shareholders of the Eaton Vance Tax-Managed International Equity Fund scheduled for August 17, 2012.  As of the mailing of this letter, we have not received your vote.

YOUR VOTE IS IMPORTANT!

For the reasons set forth in the proxy materials previously mailed to you, the Fund’s Board of Trustees believes the proposals are in the shareholders’ best interest and recommends that you vote in favor.

We encourage you to vote TODAY using one of the following convenient options:

1.

Vote by Phone.  You may cast your vote by calling the toll-free number listed on the enclosed proxy card.  Have your proxy card in hand in order to follow the recorded instructions.

2.

Vote by Internet.  You may cast your vote by logging on to the website listed on the enclosed proxy card.  Have your proxy card in hand in order to follow the displayed instructions.

3.

Vote by Mail.  You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

If you have any questions about the proposal, you may call Computershare Fund Services, the Fund’s proxy solicitation firm, toll free at (877) 456-7902.  As a helpful reminder, you may receive a call from a representative of Computershare Fund Services encouraging you to vote.  When you provide instructions to Computershare Fund Services by phone, they will be authorized to deliver your proxy on your behalf.

YOUR VOTE IS IMPORTANT!  PLEASE VOTE TODAY!

23650_R1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET

Log on to:

www.proxy-direct.com

Follow the on-screen instructions

available 24 hours

VOTE BY PHONE

Call 1-800-337-3503

Follow the recorded instructions

available 24 hours

VOTE BY MAIL

Vote, sign and date this Proxy Card

And return in the postage-paid

envelope

VOTE IN PERSON

Attend Shareholder Meeting

Two International Place

Boston, MA  02110

On August 17, 2012

Please detach at perforation before mailing.

PROXY

Eaton Vance Tax-Managed International Equity Fund

PROXY

Special Meeting of Shareholders – August 17, 2012

Proxy Solicited on Behalf of Board of Trustees

The undersigned holder of shares of beneficial interest of Eaton Vance Tax-Managed International Equity Fund (the “Fund”), hereby appoints KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND DUNCAN W. RICHARDSON, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at Two International Place, Boston, Massachusetts 02110, on Friday, August 17, 2012 at 2:00 p.m., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

VOTE VIA THE INTERNET:  www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

Note:  Please sign this proxy as your name appears on the books of the Fund.  Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

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Signature

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Signature (if held jointly)

_______________________________________________

Date EVT_23650_050312

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND

Shareholder Meeting to Be Held on August 17, 2012

The Proxy Statement for this meeting is available at www.eatonvance.com.

YOUR VOTE IS IMPORTANT!  PLEASE VOTE, SIGN, DATE AND MAIL YOUR

PROXY CARD TODAY IN THE ENVELOPE PROVIDED.

Please detach at perforation before mailing.

The Board of Trustees recommends a vote FOR the following:

Please mark votes as in this example:            [ X ]

	FOR	AGAINST	ABSTAIN
1. To approve a new Sub-Advisory Agreement for Tax-Managed International Equity Portfolio (the “Portfolio”) between Boston Management and Research (“BMR”) and Parametric Portfolio Associates LLC.	[ ]	[ ]	[ ]
2. To authorize BMR to select investment sub-advisers and enter into sub-advisory agreements for the Portfolio without obtaining shareholder approval to the extent permitted by applicable law.	[ ]	[ ]	[ ]

MEETING ATTENDANCE	YES	NO
Please let us know if you plan to attend the Special Meeting. If you plan to attend the Special Meeting in person, please be prepared to present photo identification.	[ ]	[ ]

NOTE ADDRESS CHANGE:	____________________________________
____________________________________
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If you have any questions or need assistance with voting, please call 1-800-262-1122 from 8:00 a.m.

to 6:00 p.m. ET Monday through Friday.

PLEASE SIGN AND DATE ON REVERSE SIDE.

EVS_19828_032009